Exhibit 4.1

Exhibit 4.1
NUMBER
SHARES
ML
ModusLink
GLOBAL SOLUTIONS
COMMON STOCK
MODUSLINK GLOBAL SOLUTIONS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK CUSIP 60786L 20 6
SEE REVERSE FOR RESTRICTIONS ON TRANSFER
THIS IS TO CERTIFY THAT
SPECIMEN
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, of
MODUSLINK GLOBAL SOLUTIONS, INC. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
Chief Financial Officer
MODUSLINK GLOBAL SOLUTIONS, INC.
CORPORATE
1986
DELAWARE
President and Chief Executive Officer
AMERICAN BANK NOTE COMPANY.
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC.
(Brooklyn, Ny)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

MODUSLINK GLOBAL SOLUTIONS, INC. (the “Corporation”) will furnish without charge to each stockholder who so requests from its Secretary the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions thereof
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT – Custodian
(Cust) (Minor)
under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS AND POSTAL ZIP CODE OF ASSIGNEE.
Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,
(The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.)
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS. STOCKBROKERS.
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.
THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION) OF STOCK OF THE COMPANY (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE COMPANY (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT STOCKHOLDER (AS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION) TO THE COMPANY’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE COMPANY WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE RESTATED CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE COMPANY WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE RESTATED CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.